Opentransit® Internet Service Order

Tariff modification

france telecom

PSD ID [redacted]

Agreement N° HKG1102OTI02

As from the date of its signature, This Service Oder Form n° 8

Shall supersede and replace Service Order Form N° 7

Customer Information

Commercial Contact	**Mr Terence Yap**
Title	Director
Company Name	**Digital Network Alliance (HK) Ltd**
Customer Profile	Satellite Service Provider
AS Number	AS9237
Address	15/F, East Wing, Sincere Insurance Building, 6 Hennessy Road, Wanchai
ZipCode / City	Wanchai
Country	Hong Kong
Phone	852 3104 9012
Cell. Phone	[redacted]
Fax	852 3104 9011
E-mail	terencey@dna-asiapac.com

Technical Contact Informations

	Name	Phone/Fax	E-mail
Transmission	Mr Eddie Ng	+ [illegible]	eddien@dna-asiapac.com
IP	Mr Eddie Ng	+ [illegible]	eddien@dna-asiapac.com
NOC	Mr Eddie Ng	+ [illegible]	eddien@dna-asiapac.com
DNS/Newsfeed	Mr Eddie Ng	+ [illegible]	eddien@dna-asiapac.com

Billing Contact	**Ms Epple Wong**	VAT Number	[redacted]
Company Name	**Digital Network Alliance (HK) Ltd**	Phone	**852 3104 9012**
Address	Same as above	Fax	852 3104 9011
		E-mail	epplew@dna-asiapac.com
ZipCode / City	Wanchai	Country	**Hong Kong**

Supplier Information

Billing Contact	**Ms Eng Eng Seah**	VAT Number	[redacted]
		Phone	65 6335 6896
Company Name	France Telecom Long Distance - Hong Kong Limited	Cell. Phone	
Address	6 Temasek Boulevard, #35-03, Suntec Tower Four	Fax	65 6227 9833
ZipCode / City	038986	E-mail	eng.seah@francetelecom.com
Country	Singapore		

Commercial Contact	**Mr. Henry Yeung**
Title	Sales Manager
Phone	852 2583 6033
Cell. Phone	[redacted]
Fax	852 3108 0327
E-mail	henry.yeung@francetelecom.com

Parties Initials

france telecom

Opentransit® Internet
Service Order

Port n° 1

Status Tariff modification

Agreement N° HKG1102OTI02

Service Order Form n° 8

Service Description

Committed Delivery Date : TBC Working Days from the latest date of signature of this Service Order by either Party

Customer Preferred Date : 12-Nov-05 Supplier takes into account that Customer would prefer Customer preferred Date as delivery date and Supplier shall make all reasonable efforts to match Customer's request. However, Supplier commits only to the Committed Delivery Date

Product Type ☑ PureSpeed ☐ Content ☐ On Demand

Opentransit® Service Type

☐ Category 1 : Service implementation does not require Hardware (only software modification)

☐ Category 2 : Service implementation requires France Telecom equipment installation and/or In house cabling

☐ Category 3 : Service implementation requires Hardware implementation plus transmission capacity

Port description

Interface Type : FE (10/100Mbps)

Access Rate :	19Mbps	Service Rate :	19Mbps
Connectivity :	Worldwide	Access Type :	Fixed

IP Access Information

	France Telecom PoP	Customer PoP
Access :	Hong Kong	Hong Kong

Main Access Port : ☑ Backup Port : ☐

Service delivery site details

Company Name	France Telecom	ZipCode / City	- Hong Kong
		Country	China
Address	1 ON YIP Street, Sino Favour Centre, Chai Wan, 5	Room / Floor	20/F, Sino Favour, On Yip Street, Chaiwan, Hong Kong
		Contact Name	Mr Eddie Ng
		Tel. Number	852 3104 9013

france telecom

Opentransit® Internet
Service Order

Port n°	1	Agreement N°	HKG1102OTI02
		Service Order Form n°	8

Transmission additional information

If the customer's equipment is NOT located in the same room as the transmission demarc, an extension is required.

Demarc Extension : ☐ Yes ☑ No — If Yes, Provided by : ☐ France Telecom ☑ Customer

If France Telecom provides the extension, provide the location of the transmission demarc and customer's equipment.

Transmission demarc — Customer's equipment

Transmission Provided By France Telecom: ☑ Yes ☐ No

Transmission service description

Pricing & Billing Information

Billing

Currency ☐ Euro ☐ USD ☑ Other: HKD

Billed Unit	Mbps
Type of Billing	Flat Rate
Payment type	Check
Payment term	Within 30 days
Service Duration :	6 Months

Invoice term : ☐ In Arrears ☑ In advance

Periodicity : ☑ Monthly ☐ Quarterly ☐ Yearly ☐ Upfront

Pricing

Charges	Non recurring	Min. Monthly Recurring
	0 HKD	12,870 HKD

Usage Min. Usage Commitment

Uniport Commitment

Additional Price per Unit

Usage From	to	Price
0		HKD / per Mbps
>		HKD / per Mbps

france telecom

Opentransit® Internet
Service Order

Agreement N°	HKG1102OTI02
SOF N°	8

OpenTransit® Internet Value Added Services

	Service	Price		Comment
☐	Secondary DNS	-		hostmaster@opentransit.net
☐	Newsfeed	-		Newsmaster@opentransit.net
☐	IP adresses	1500	HKD	Fill in the RIPE 283 form and enclose it with this order form
☐	Multicast	-		
☐	Blackholing	-		

Additional information

1	This Service Order Form is to authorise the renewal of OTI service for a 6-months duration. The revised rate is agreed at HK$858 (US$110) per Mbps and this new charge will be effective upon the date of approval by Customer. The termination notice will be revised to 1-month.
2	The current IP Port of Customer is sharing with another Customer - MagicNet Co. Limited.
3	The Service rate and monthly recurring charge breakdown is as : 1) Service Rate - DNA (15Mbps) and MagicNet (4Mbps). 2) Monthly Recurring Charge - 15Mbps OTI service at HK$12,870 (for DNA) and 4Mbps OTI service is directly charged back to MagicNet Co. Ltd.

Enclosures

Enclosed documents : ☐ Yes ☐ No **Titles**

Service Agreement

The present Service Order is expressly governed by the terms and conditions set out in the associated Open Transit® Internet Agreement mentioned above. In the exceptional case in which (i) no agreement exists between the Parties or (ii) the Opent transit® Internet Agreement would not be signed by the date this service order is due to be signed, the latter shall be governed by the terms and conditions of Supplier's Standard Open Transit® Internet Agreement as provided by Supplier to Customer until the latest date of signature of such agreement by either Party. Customer hereby agrees to have received and read the said Framework Agreement.

Between:

Customer	
Company	Digital Network Alliance (HK) Limited
Entity	Hong Kong
Name	Mr Terence Yap
Title	Director
Date	6 July 2004
Signature	

Supplier	
Company	France Telecom Long Distance
Entity	Hong Kong Limited
Name	Mr Jean Francois Thomas
Title	Vice President, Asia
Date	30 OCT 04
Signature	

Parties Initials